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                                                                   EXHIBIT 10.21


                       RESEARCH AND TECHNOLOGY DEVELOPMENT
                                    AGREEMENT

                                     BETWEEN

                                 COMBICHEM, INC.

                                       AND

                       SUMITOMO PHARMACEUTICALS CO., LTD.

                                 AUGUST 18, 1997


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                       RESEARCH AND TECHNOLOGY DEVELOPMENT

                                    AGREEMENT

        THIS RESEARCH AND TECHNOLOGY DEVELOPMENT AGREEMENT (the

"Agreement") is entered into on August 18, 1997 (the "Effective Date"), by and between COMBICHEM, INC., a corporation having its principal offices at 9050 Camino Santa Fe, San Diego, California ("CombiChem"), and SUMITOMO PHARMACEUTICALS CO., LTD., a corporation having its principal offices located at 2-8, Doshomachi 2-chome, Chuo-Ku, Osaka, 541, Japan ("Sumitomo").

        WHEREAS, CombiChem has developed and owns certain drug discovery technology and intellectual property rights, including chemical library design software, multi-parallel synthesis and purification methods, chemical libraries suitable for high throughput biological screening assays and medicinal chemistry (collectively, "CombiChem Technology");

        WHEREAS, Sumitomo desires to utilize CombiChem Technology for its drug discovery activities under Sumitomo Know-how concerning *** ***
("Objective");

        WHEREAS, the parties wish to collaborate on the Objective in a Research Program against a Collaboration Target ("Collaboration");

        NOW, THEREFORE, the Parties agree as follows:

1.      DEFINITIONS


        1.1     "Active Compound(s)" means a compound ( or compounds ) which

        (a)(i) is selected by either Party under the Research Program from Collaboration Compounds, or

        (ii)    is derived from a Collaboration Compound *** the Research
                Period; and

        (b)     shows in vitro activity of at least *** ***.


        1.2 "Affiliate" of a Party means any corporation or other business entity controlled by, controlling or under common control with, such Party. For this purpose "control" shall mean direct or indirect beneficial ownership of more than fifty percent (50%) of the voting securities or income interest in such corporation or other business, or if not meeting the preceding requirements, any company owned or controlled by or owning or controlling such Party at the maximum control or ownership right permitted in the country where such company exists.

        1.3 "Collaboration" has the meaning set forth in the preamble.

        1.4 "Collaboration Compound(s)" means a compound (or compounds) which
(a) is synthesized following the Effective Date for screening against the Collaboration Target, under

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the Research Program, or (b) is a pre-existing CombiChem compound which
CombiChem desires to designate as a Collaboration Compound.

        1.5 "Collaboration Target(s)" means *** ***.

        1.6 "CombiChem Technology" has the meaning set forth in the preamble.

        1.7 "Confidential Information" includes, but is not limited to,

        (a) all information and materials received by either Party from the other Party pursuant to this Agreement;

        (b) all information and materials developed in the course of the Collaboration; and

        (c) the material financial terms of this Agreement.


        1.8 "Development Compound(s)" means a compound ( or compounds ) which

        (a)(i) is a Lead Compound or (ii) is derived from a Lead Compound and synthesized *** ; and

        (b) are determined by Sumitomo to be appropriate for preclinical studies for the purpose of IND filing by Sumitomo.

        1.9 "Exclusivity Period" means the Research Period plus twelve (12) months.


        1.10 "Field" means all therapeutic and diagnostic indications of human disease for the Collaboration Target.

        1.11 "First Commercial Sale" of a Product shall mean the first sale for use or consumption of such Product in a country after required marketing and pricing approval has been granted by the governing health regulatory authority of such country. Sale to an Affiliate or sublicensee shall not constitute a First Commercial Sale unless the Affiliate or sublicensee is the end user of the Product.


        1.12 "Inactive Compound(s)" means a Collaboration Compound(s) which is confirmed by the RMC that it does not have the in vitro activity required for an Active Compound.

        1.13 "Lead Compound(s)" means a compound (or compounds ) which

        (a)(i) is selected from an Active Compound(s) by either Party under the Research Program, or (ii) is derived from Active Compound(s);

        (b)     is defined by the RMC at *** ; and

        (c)     shows in vitro activity with *** confirmed by the RMC ***.


        1.14 "Net Sales" means the gross sales invoiced by Sumitomo or its Affiliates or licensees for Products to non-Affiliated third parties less actual deductions of returns (including withdrawals and recalls), rebates (price reductions, including Medicaid and similar types of rebates e.g. chargebacks), volume (quantity) discounts, discounts granted at the time of invoicing, the cost of transport, insurance, delivery, sales taxes and other taxes (other than

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income taxes) directly linked to and included in the gross sales amount as computed on a product-by-product basis for the countries concerned, whereby the amount of such sales in foreign currencies is converted into United States dollars at the exchange rate of the last business day for each calendar quarter as reported by Sumitomo Bank (Tokyo).

        1.15 "Other *** " means *** ***.

        1.16 "Patent" means, (a) valid and enforceable Letters Patent, including any extension (including Supplemental Protection Certificate), registration, confirmation, reissue, continuation, divisionals, continuation-in-part, reexamination or renewal thereof, or (b) pending applications for any of the foregoing.

        1.17 "Party" means CombiChem or Sumitomo, as the case may be; and including their respective Affiliates and their permitted successors and assigns.

        1.18 "Product(s)" means any product containing a Development Compound with such compound as the active ingredient and which is granted regulatory approval by the governing health regulatory authority of the applicable country for marketing in the Field.

        1.19 "Research Management Committee" or "RMC" has the meaning set forth in Article 5 below.


        1.20 "Research Period" means the initial twenty-four (24) month term of the Collaboration, which can be extended in accordance with Section 6.1 below.


        1.21 "Research Program" means the research to be conducted as part of the Collaboration under the mutually-agreed research plan, and shall include, without limitation, the activities and items set forth in Sections 2.1 and 2.2 of this Agreement.

        1.22 "Royalty Term" means, in the case of any Product, in any country, the period of time commencing on the First Commercial Sale and ending upon the later of (a) seven (7) years from the date of First Commercial Sale in such country; or (b) the expiration of the last-to-expire Patent resulting from the Research Program filed in the Field during the Exclusivity Period with claims covering that Product in the relevant country.


        1.23 "Territory" means the entire world.


        2. RESEARCH COLLABORATION

        2.1 CombiChem Responsibilities. CombiChem shall conduct the following activities under the Research Program in accordance with the terms of this Agreement and as more fully described in the Research Plan:


        (a) During the Research Period, CombiChem shall (i) review data and information regarding the Collaboration Targets provided by Sumitomo ; (ii) based on those data and information and using the CombiChem Technology , design compound libraries; and (iii) synthesize compounds as provided in Section 4.4 below.


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        (b)    During the Research Period, CombiChem shall keep Sumitomo fully informed of its activities performed in connection with the Collaboration, including, without limitation, by providing Sumitomo with data and information regarding Collaboration Compounds prior to the meetings of the Research Management Committee.

        (c) During the Research Period, CombiChem shall provide space and resources to accommodate the Sumitomo scientists described in
               Section 2.2 below.

        (d) During the Research Period, CombiChem shall provide a minimum of four (4) FTEs.

        (e) During the Research Period and while Sumitomo's FTE research chemists are present at CombiChem's facilities, CombiChem shall provide Sumitomo with reasonable technical support to facilitate Sumitomo's establishment of an *** *** which Sumitomo may utilize for its internal research programs other than the Research Programs at no additional cost to Sumitomo, provided the payments in Section 7.1 are paid.


        2.2 Sumitomo Responsibilities. Sumitomo shall provide CombiChem, with the following resources under the Research Program as more fully described in the Research Plan:


        (a) Sumitomo shall provide CombiChem with support and assistance useful or necessary for the conduct of the Research Program, including providing data input from in-house lead series and screening hits, chemical intermediates, information concerning assay methods and screening data.

        (b) During the Research Period, Sumitomo shall provide CombiChem with data and information regarding Collaboration Compounds and the Collaboration Target assays developed by Sumitomo under the Research Program prior to the meetings of the Research Management Committee.

        (c) During the Research Period and in connection with CombiChem providing the services in Section 2.1(e) above , Sumitomo may send one (1) to two (2) FTE research chemists to conduct Sumitomo activities at CombiChem's facilities under the Research Program. Sumitomo shall have sole responsibility for the expenses associated with its visiting chemists, including, without limitation, salary, travel, living and other associated expenses of such chemists.

        (d) During the Exclusivity Period, Sumitomo shall screen Collaboration Compounds for in vitro and, where appropriate, in vivo activity against the Collaboration Target, devoting the same degree of attention, resources and diligence to these screening activities as it devotes to other compounds in its own discovery activities.


        2.3 Research Plan. The Parties hereby agree that the Research Program shall be carried out in accordance with the Research Plan which is attached hereto as Exhibit A. The Research Management Committee shall review the Research Plan on an ongoing basis and may make changes to the Research Plan so long as such changes are mutually agreed to by CombiChem and Sumitomo.

        2.4 Sumitomo Due Diligence. Sumitomo shall screen Lead Compounds and endeavor to determine Development Compounds. Sumitomo shall devote the same degree of attention, resources and diligence to its obligations above and the development of

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Development Compounds as it devotes to other compounds of its own development
("Due Diligence"). Timelines associated with Due Diligence for the first IND filing are outlined in Exhibit A which timelines may be extended upon the mutual agreement of Sumitomo and CombiChem.

        2.5 Annual Reports. Following the first IND filing through First Commercial Sale, Sumitomo shall provide CombiChem with an annual report summarizing Sumitomo's activities in developing Development Compounds.

        2.6 Third Party Licenses. Each party shall be solely responsible for any third party license fees required to perform its obligations under this Agreement.

        3. EXCLUSIVITY


        3.1 Collaboration Target Exclusivity. So long as Sumitomo is proceeding with Due Diligence, CombiChem shall not work on a Collaboration Target with any third parties.

        3.2 Other ***. An Active Compound shall be available to both Parties for direct or indirect use against *** following the Exclusivity Period.

        3.3 ***. An Active Compound shall be available to both Parties for direct or indirect use against targets other than a Collaboration Target or *** following the Research Period.


        3.4 Inactive Compounds. An Inactive Compound shall be available to both Parties for any purpose following the designation of a Collaboration Compound as an Inactive Compound.

        4. COLLABORATION COMPOUNDS

        4.1 Pre-Existing Compounds. Sumitomo shall have no rights to any pre-existing CombiChem compound unless and until such compound is designated as a Collaboration Compound by CombiChem. CombiChem shall have no rights to any pre-existing Sumitomo compound which is not utilized in the Research Program.

        4.2 Intellectual Property Rights. Subject to Article 8, Sumitomo shall retain all exclusive rights to all intellectual property relating solely to the Active Compounds and resulting from the Research Program during the Exclusivity Period and thereafter so long as Sumitomo continues to show Due Diligence. With respect to Active Compounds, Lead Compounds, and Development Compounds,
Sumitomo shall be responsible for filing, maintaining and prosecuting all Patents at its sole expense. Sumitomo shall have ownership of such Patents. Prior to the filing of any such related Patent applications, CombiChem shall assign all intellectual property rights it may have in the Active Compound which is necessary for development and commercialization by Sumitomo or its designee. If Sumitomo fails to so file, maintain or prosecute such Patent or related Patent applications, CombiChem shall have the right to request Sumitomo to do so. If Sumitomo elects not to file, maintain or prosecute such Patent or related Patent applications, CombiChem shall have the right to take over such

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filing, maintenance or prosecution of such Patent or related Patent applications, at its sole expense, and Sumitomo shall assign all intellectual property rights it may have in the Compound which is necessary for development and commercialization by CombiChem or its designee.

        4.3 Structural Information. Neither Party shall disclose the structure of any Active Compound to any Third Party without the other Party's written permission, unless required to do so by law.


        4.4 Supply of Collaboration Compounds. Aliquots of at least *** of any Collaboration Compound that has been synthesized will be prepared and given to Sumitomo. Aliquots of at least *** of *** Lead Compounds will be prepared and given to Sumitomo upon their reasonable request. In addition, aliquots of at least *** of *** Lead Compounds will be prepared and given to Sumitomo upon their reasonable request. For additional requirements of samples, CombiChem shall provide Sumitomo with them at ***.


        5. RESEARCH MANAGEMENT & PLAN

        The design, review and conduct of the Research Program will be coordinated by the Research Management Committee, which will meet regularly on a mutually-agreeable schedule. The Research Management Committee may establish and amend or revise the research plan as necessary to reflect the scientific progress and work performed under the Research Program, such amendments to be mutually agreed to by Sumitomo and CombiChem. The Research Management Committee will consist of an equal number of members from Sumitomo and CombiChem and will include appropriate representatives from Sumitomo and CombiChem as mutually agreed. The co-chairs of the Research Management Committee will initially be the Vice President, Chemistry of CombiChem and a Research Manager of Sumitomo and subsequently may change as mutually-agreed upon by the Parties. Decisions of the Research Management Committee shall be by consensus. At the end of Research Period, the Research Management Committee shall define Lead Compounds.

        6. RESEARCH PERIOD, EXTENSION AND TERMINATION OF RESEARCH PROGRAM


        6.1 Research Period : Option to extend the Research Period. The initial term of the Collaboration shall be the Research Period. Sumitomo shall have the right to extend the Research Period for up to four (4) successive six (6) month periods upon mutual agreement. To extend the Research Period, Sumitomo must notify CombiChem no later than three (3) months prior to the then-current expiration date and the Parties shall negotiate in good faith the terms and conditions of any such extension.

        6.2 Termination of Research Program. The Research Program may be terminated by a Party ninety (90) days following the uncured material breach of obligations under the Research Program of the other Party.


        7. PAYMENT OBLIGATIONS

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        7.1 Program Funding. Sumitomo shall support CombiChem's efforts in conducting the Research Program by making payments in the following amounts at the following times:


           AMOUNT
      (U$ IN MILLIONS)                            DUE DATE

            $3.25 Signing of this Agreement (representing a *** upfront fee and the first *** as research support)

             *** Six (6) months after signing this Agreement as research support

             *** Twelve (12) months after signing of this Agreement as research support

             ***                Eighteen (18) months after signing of this Agreement
                                as research support


        7.2 Milestone Payments. Within thirty (30) days of the occurrence of a development milestone shown in Exhibit B, whether such milestone is triggered by the activities of Sumitomo or those of its sublicensee, Sumitomo shall pay CombiChem the related milestone payment in United States dollars. The schedule for such payments is set forth in Exhibit B of this Agreement.


        7.3 Royalties. During the Royalty Term, Sumitomo will pay CombiChem a running royalty of *** of Net Sales in all countries in the Territory except Asia. (In this Agreement, "Asia" means Burma, China, India, Indonesia, Japan, Kampuchea, Korea, North Korea, Laos, Malaysia, Maldives, Mongol, Nepal, Philippines, Singapore, SriLanka, Thailand, Taiwan, and Viet Nam) With respect to sales in Asia, during the Royalty Term, Sumitomo will pay CombiChem a running royalty of *** of Net Sales. All Royalty payments due to CombiChem under this Agreement shall be paid in United States dollars within sixty (60) days of the end of each calendar quarter, in case Products are sold by Sumitomo and within ninety (90) days, in case Products are sold by its Affiliates or its licensees. In case Products are sold by Sumitomo's licensees, Parties will discuss the conditions of payment separately. Each payment of royalties shall be accompanied by a report of Net Sales of Products in sufficient detail to permit confirmation of the accuracy of the royalty payment made.


        7.4 Manner and Place of Payment. Royalty payments and reports for Net Sales of Products shall be calculated in local currencies and reported for each calendar quarter. All payments owed under this Agreement shall be made by wire transfer to the bank account to be designated by CombiChem separately with at least fifteen (15) business days prior written notice to Sumitomo.


        7.5 Records and Audit. During the term of this Agreement and for a period of two (2) years thereafter, Sumitomo shall keep complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit CombiChem to confirm the accuracy of all payments due hereunder. CombiChem shall have the right to cause an


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independent certified public accounting firm reasonably acceptable to Sumitomo to audit such records to confirm Sumitomo's Net Sales for the preceding year, Any information obtained during such audit shall be treated as Confidential Information. Such audits may be exercised during normal business hours of Sumitomo no more than once each year. CombiChem shall bear the full cost of such audit unless such audit discloses a variance of more than *** *** from the amount of the Net Sales reported by Sumitomo for such audited period. In such case, Sumitomo shall bear the full cost of such audit.


        7.6 Taxes. All income and other taxes levied on account of the royalties and other payments accruing to CombiChem under this Agreement shall be paid by CombiChem, including taxes levied thereon as income to CombiChem. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty or other payment made by Sumitomo to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to CombiChem. Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.

        8. LICENSE GRANT; OUT LICENSE


        8.1 CombiChem License Grant to Sumitomo. Subject to the terms and conditions of this Agreement, CombiChem hereby grants to Sumitomo an non-exclusive license, with the right to sublicense, to use such CombiChem Technology as is necessary to make, have made use, have used, sell, have sold and import Development Compounds or Products in the Field in the Territory.

        8.2 Sumitomo Outlicense. Sumitomo shall have a right to outlicense the Patents covering the Product subject to the following terms and conditions. Sumitomo shall remain responsible for each obligation set forth herein, including obligations to make royalty and milestone payments to CombiChem hereunder. The fee for the right to such outlicense shall be as set forth in Exhibit B to this Agreement and shall be sent to CombiChem the earlier *** *** from execution of an agreement by Sumitomo or within *** after Sumitomo's receipt of the fee from its licensee.

        8.3 Sumitomo License Grant to CombiChem. Subject to the terms and conditions of this Agreement and following the failure of Sumitomo to develop and commercialize with Due Diligence a Lead Compound, a Development Compound or Product, as the case may be, ( "Returned Compound"), Sumitomo shall grant to CombiChem an exclusive license (exclusive even as to Sumitomo and its Affiliates), with the right to sublicense, under those Sumitomo Patents and know-how which are resulting from the Research Program and related exclusively to the Returned Compound to make, have made, use, have used, sell, have sold and import such Returned Compound in the Field in the Territory.

        8.4 Rights Outside the Field. Each of Sumitomo and CombiChem shall have rights to make, have made, use, have used, sell, have sold and import Inactive Compounds outside the Field.


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        9. TERM AND TERMINATION OF THE AGREEMENT

        9.1 Term. The term of this Agreement shall commence upon the Effective Date of this Agreement, and shall expire on the expiration of the last royalty obligation under this Agreement, except as provided hereunder.


        9.2 Termination by Sumitomo or CombiChem. If either Party materially breaches this Agreement and fails to remedy that breach within ninety (90) days of receiving written notice thereof from the other Party, or enters into any arrangement of composition with its creditors or goes into liquidation, insolvency, bankruptcy, receivership or reorganization proceedings, whether voluntarily or compulsorily which is not dismissed within ninety (90) days, then the other Party may at any time, by notice in writing or by telefax, terminate this Agreement.

        9.3 Termination by Sumitomo. If Sumitomo fails to identify any Development Compounds, commercialize any Development Compounds or Products, or decides to discontinue all sales of the Products, Sumitomo may terminate this Agreement by ninety (90) days prior written notice without prejudice to Sections
4.2 and 8.3.

        9.4 After Termination. Any termination of this Agreement or the Research Program shall be without prejudice to the accrued rights of either Party prior to the termination. In case of termination of this Agreement or the Research Program by CombiChem according to the Article 9.2 above, all royalty and milestone obligations for any Collaboration Compound shall survive any such termination.

        10.           CONFIDENTIAL INFORMATION


        10.1 Nondisclosure. During the term of the Collaboration and for a period of five (5) years after termination thereof, each Party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any third party or use any Confidential Information for any purpose except (i) as expressly authorized by this Agreement, (ii) as required by law or court order, (iii) to its consultants, subcontractors or agents who need to know to accomplish the purposes of this Agreement. Each Party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its Affiliates, employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.


        10.2 Exceptions. Confidential Information shall not include any information which the receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available; (b) is known by the receiving Party at the time of receiving such information, as evidenced by its records;
(c) is hereafter disclosed to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; (d) is independently developed by the receiving Party without the aid, application or use of Confidential Information; or (e) is the subject of a written permission to disclose provided by the disclosing Party.


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        11 PUBLICATIONS AND PUBLIC STATEMENTS


        11.1 Publications. Neither Party shall publish any information with respect to Collaboration Compounds or Development Compound without the prior written permission of the other party during the Exclusivity Period. Such permission shall be approved or disapproved within twenty-one (21) days of written request for permission. Such permission shall not be unreasonably withheld.

        11.2 Public Statements. Neither Party shall use the name of the other Party in any public statement, prospectus, annual report or press release without the prior written approval of the other Party, which may not be unreasonably withheld or delayed ; provided, however, that both Parties shall endeavor in good faith to give the other Party a minimum of five (5) business days to review such public statement, prospectus, annual report or press release ; and provided, further, that if a Party does not approve such public statement, either Party may still use the name of the other Party in any public statement, prospectus, annual report or press release without the prior written approval of the other Party, if such Party is advised by counsel that such disclosure is required to comply with applicable law.


        12. INDEMNIFICATION

        12.1 EACH PARTY HEREBY AGREES TO SAVE, DEFEND AND HOLD THE OTHER PARTY AND ITS OFFICERS, DIRECTORS, EMPLOYEES, CONSULTANTS AND AGENTS HARMLESS FROM AND AGAINST ANY AND ALL SUITS, CLAIMS, ACTIONS, DEMANDS, LIABILITIES, EXPENSES AND LOSSES, INCLUDING REASONABLE LEGAL EXPENSES AND ATTORNEYS' FEES ("LOSSES") RESULTING DIRECTLY OR INDIRECTLY FROM THE MANUFACTURE, DEVELOPMENT, USE, HANDLING, STORAGE, SALE OR OTHER DISPOSITION OF CHEMICAL AGENTS, COLLABORATION COMPOUNDS, DEVELOPMENT COMPOUNDS OR PRODUCTS BY SUCH PARTY, ITS AFFILIATES OR SUBLICENSEES except to the extent such Losses result from the gross negligence or willful misconduct of the Party claiming a right of indemnification under this Article 12.

        12.2 Intellectual Property Infringement. Each Party shall hold the other Party and its officers, directors, employees, consultants and agents harmless from and against any and all losses resulting from infringement of any Patent controlled by the indemnifying Party with claims covering the allegedly infringing Product. THE FOREGOING IS IN LIEU OF ANY WARRANTIES OF NONINFRINGEMENT, WHICH ARE HEREBY DISCLAIMED. The foregoing obligation does not apply with respect to Product or portions or components thereof

            (i) combined with other products processes or materials where the alleged infringement relates to such other products, processes or materials or such combination ;

            (ii) where the indemnified Party continues allegedly infringing activity after being notified thereof ; or

            (iii) where the indemnified Party's use of the product is incident to an infringement not resulting primarily from the Product or is not strictly in accordance with the terms of this Agreement.



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        12.3 Procedures. If either Party seeks indemnification under this
Article 12, it shall inform the other Party of a claim as soon as reasonable practicable after it receives notice of the claim, shall permit the other Party to assume direction and control of the defense of the claim ( including the right to settle the claim solely of the other Party ), and shall give reasonable cooperation (at the expense of the other Party ) in the defense of the claim.


        13. ASSIGNABILITY

        This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement, in whole or in part, to an Affiliate or to a successor of a Party in connection with the merger, consolidation or sale of all or substantially all of such Party's assets or that portion of its business pertaining to the subject matter of this Agreement.

        14. DISPUTE RESOLUTION PROCEDURES

        14.1 Arbitration. All disputes arising in connection with this Agreement shall be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in force at the time of such dispute. The arbitration shall take place in the United States by three arbitrators appointed in accordance with such Rules.

        14.2 Injunctive Relief. Nothing contained in this Section or any other provisions of this Agreement shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other Party to comply with its obligations hereunder before or during the pendency of arbitration proceedings.

        15. NOTICES

        Any notice required or permitted to be given hereunder shall be deemed sufficient if sent by facsimile letter or overnight courier, or delivered by hand to Sumitomo or CombiChem at the respective addresses and facsimile numbers as set forth below or at such other address and facsimile number as either Party hereto may designate.

        if to CombiChem, to: CombiChem, Inc.
                             9050 Camino Santa Fe San Diego, California 92121
                             Attention: President
                             Fax number: (619) 530-9998

        with a copy to:      Brobeck, Phleger & Harrison LLP
                             550 West C Street, Suite 1300 San Diego,
                               California 92101
                             Attention: Faye H. Russell, Esq.
                             Fax number: (619) 234-3848
        if to Sumitomo, to:  Research Coordination & Planning Department
                             1-98, Kasugadenaka 3 -choume, Konohana-ku Osaka 554
                             Japan
                             Sumitomo Pharmaceuticals Co., Ltd.
                             Attn.: Dr. Kei-ichi Ono
                             Fax number: 06-466-1890

        16. SURVIVAL

        The provisions of Sections 8.4 and 17.6, and Article 12 shall survive termination of this Agreement in addition to those provisions which by their terms survive.

        17. ADDITIONAL TERMS

        17.1 Entire Agreement. This Agreement and that certain Confidentiality Agreement between CombiChem and Sumitomo dated February 5, 1997 constitutes the entire understanding between the Parties with respect to the subject matter hereto and supersedes and replaces all previous negotiations, understandings, representations, writings and contract provisions and rights relating hereof. The Parties agree that all services provided hereunder shall be subject to and governed by the terms and provisions set forth herein, and none of the terms and conditions contained on any proposal, purchase order, invoice or other writing shall have any effect or change the provisions of this Agreement.

        17.2 Amendment; No Waiver. No provision of this Agreement may be amended, revoked or waived except by a writing signed and delivered by an authorized officer of each Party. Any waiver on the part of either Party of any breach or any right or interest hereunder shall not imply the waiver of any subsequent breach or waiver of any other right or interest.

        17.3 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect
 .

        17.4 Headings. The descriptive headings are inserted for convenience of reference only and are not intended to be part of or to affect the meaning of or interpretation of this Agreement.

        17.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

        17.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to conflicts of laws principles.

        IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

COMBICHEM, INC.                             SUMITOMO PHARMACEUTICALS CO., LTD.

By: /s/ Vicente Anido, Jr.                  By:  /s/ M. Takeuchi
    -----------------------------                -------------------------------
Its:    President and CEO                   Its:     M. Takeuchi
    -----------------------------                -------------------------------
                                                 President
                                                 -------------------------------

EXHIBIT A

I.  Research Plan

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

II.     CRITERIA FOR ACTIVE COMPOUNDS, LEAD COMPOUNDS AND DEVELOPMENT COMPOUNDS

                                       ***
                                       ***
                                       ***

III.    DUE DILIGENCE

        Sumitomo will file the IND after a selection of a Development Compound within *** *** which may be extended upon mutual agreement of Sumitomo and CombiChem.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    EXHIBIT B

                                FINANCIAL SUMMARY

                               ($ IN USD MILLIONS)


SIGNING OF AGREEMENT                                                                      $***

RESEARCH SUPPORT PAYMENTS

Signing of Agreement                                                                      $***
Six (6) months after signing Agreement                                                    $***
Twelve (12) months after signing Agreement                                                $***
Eighteen (18) months after signing Agreement                                              $***

MILESTONES

                        ***                                                               $***
                        ***
                        ***                                                               $***
                        ***                                                               $***
                        ***                                                               $***

SUBTOTALS                                                                                  ***
                                                                                           ---

TERRITORY                                                                            WORLDWIDE
ROYALTY                                ASIA                                                ***

                                  REST OF THE WORLD                                        ***

LICENSING FEE UPON SUMITOMO OUTLICENSE

a)  *** Outlicensing Partners for North/South America
    & Europe

    - North/South America                                       $***
    - Europe                                                    $***

b)  *** Outlicensing Partner for North/South America            $***
    & Europe

FOOTNOTES

(i)     to be paid only for *** directed at the molecular target

(ii)    to be paid only for *** for compound(s) which meets the milestone

(iii)   to be paid for *** which meets the milestone


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT C

                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.